                                                                   EXHIBIT 10.23

                 FIFTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT

          FIFTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this "Amendment"), dated as of November 26, 2001, among VERTIS HOLDINGS, INC. (f/k/a Big Flower Holdings, Inc.), a Delaware corporation ("Holdings"), VERTIS, INC. (f/k/a Big Flower Press Holdings, Inc.), a Delaware corporation ("Vertis"), VERTIS LIMITED (f/k/a Big Flower Limited), a Wholly-Owned Subsidiary of Vertis and a limited company organized under the laws of England ("VL"), VERTIS DIRECT MARKETING SERVICES (CROYDON) LIMITED (f/k/a Olwen Direct Mail Limited), a Wholly-Owned Subsidiary of VL and a limited company organized under the laws of England ("VDMS"), VERTIS DIGITAL SERVICES LIMITED (f/k/a Big Flower Digital Services Limited), an indirect Wholly-Owned Subsidiary of Vertis and a limited company organized under the laws of England ("VDSL"), FUSION PREMEDIA GROUP LIMITED (f/k/a Troypeak Limited), an indirect Wholly-Owned Subsidiary of Vertis and a limited company organized under the laws of England ("Fusion"), PISMO LIMITED, an indirect Wholly-Owned Subsidiary of Vertis and a limited company organized under the laws of England ("Pismo"), VERTIS DIRECT RESPONSE LIMITED (f/k/a Colorgraphic Direct Response Limited), a Wholly-Owned Subsidiary of VL and a limited company organized under the laws of England ("VDRL"), and THE ADMAGIC GROUP LIMITED, an indirect Wholly-Owned Subsidiary of Vertis and a limited company organized under the laws of England ("Admagic" and, together with Vertis, VL, VDMS, VDSL, Fusion, Pismo and VDRL, the "Borrowers", and each, a "Borrower"), the Lenders from time to time party to the Credit Agreement referred to below, CHASE SECURITIES, INC. and DEUTSCHE BANK SECURITIES, INC., as Joint Lead Arrangers and Joint Book Managers (in such capacity, the "Joint Lead Arrangers"), JP MORGAN CHASE BANK (f/k/a The Chase Manhattan Bank), as Administrative Agent (the "Administrative Agent"), BANKERS TRUST COMPANY, as Syndication Agent, BANK OF AMERICA, N.A., as Documentation Agent, and certain Managing Agents party to the Credit Agreement. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.


                              W I T N E S S E T H:

          WHEREAS, Holdings, the Borrowers, the Lenders, the Agents, the Joint Lead Arrangers and the Managing Agents are parties to a Credit Agreement, dated as of December 7, 1999 (as amended, modified or supplemented from time to time to, but not including, the date hereof, the "Credit Agreement"); and

          WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend the Credit Agreement and the Lenders wish to grant certain waivers to the provisions of the Credit Agreement, in each case as herein provided;

          NOW, THEREFORE, it is agreed:

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I.   AMENDMENTS AND WAIVERS TO CREDIT AGREEMENT.

          1. Section 4.02(c) of the Credit Agreement is hereby amended by (i) deleting the text "with respect to no more than $75,000,000 in the aggregate of such Net Sale Proceeds (other than Net Sale Proceeds from the sale of any Public Internet Investment) received by Holdings or its Subsidiaries in any fiscal year of Holdings," appearing immediately after the text "PROVIDED that" appearing in the first sentence of said Section and inserting the following text in lieu thereof:

     "with respect to Net Sale Proceeds (other than Net Sale Proceeds from the sale of any Public Internet Investment) received by Holdings or its Subsidiaries in any fiscal year of Holdings not to exceed (in the aggregate) $20,000,000 (or, at any time on or after the Revised Financial Covenants Compliance Date, $75,000,000),",

and (ii) deleting the second sentence appearing in said Section and inserting the following new sentence in lieu thereof:

     "Notwithstanding the foregoing provisions of this Section 4.02(c), (x) any mandatory repayment or commitment reduction not required to be made pursuant to the immediately preceding proviso prior to the Fifth Amendment Effective Date as a result of the application of the second sentence appearing in this Section 4.02(c) (as in effect immediately prior to the Fifth Amendment Effective Date) shall be required to be made on the Fifth Amendment Effective Date and (y) so long as no Default or Event of Default shall have occurred and be continuing (and subject to the following sentence), on and after the Revised Financial Covenants Compliance Date, no mandatory repayments or commitment reductions shall be required pursuant to the immediately preceding proviso appearing in this Section 4.02(c) until the date on which the aggregate Net Sale Proceeds from all Asset Sales not reinvested within the time periods specified by said proviso equals or exceeds $5,000,000.".

          2. Section 8.01(f) of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing immediately prior to the text "(ix)" appearing in clause (z) of said Section and inserting a comma in lieu thereof and (ii) inserting the text "and (x)" immediately after the text "(ix)" appearing in clause (z) of said Section.

          3. Notwithstanding anything to the contrary contained in Sections 8.13, 9.02(vi) and 9.05(viii) of the Credit Agreement, at all times on and after the Fifth Amendment Effective Date (as defined below) and prior to the Revised Financial Covenants Compliance Date (as defined in the Credit Agreement after giving effect to this Amendment), neither Vertis nor any of its Subsidiaries shall be permitted to consummate any Permitted Acquisition without the express written consent of the Required Lenders.

          4. Notwithstanding anything to the contrary contained in Section 9.02(vii) of the Credit Agreement, neither Vertis nor any of its Subsidiaries shall consummate any acquisition, merger, consolidation or combination pursuant to (or in reliance on the provisions of) said Section 9.02(vii) at any time on or after the Fifth Amendment Effective Date and prior to

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the Revised Financial Covenants Compliance Date.

          5. Section 9.02(xiii) of the Credit Agreement is hereby amended by inserting the text "at any time on and after the Revised Financial Covenants Compliance Date" immediately after the text "PROVIDED that" appearing in said Section.

          6. Notwithstanding anything to the contrary contained in Section 9.03(xii) of the Credit Agreement, no cash Dividends may be made or paid by Vertis to Holdings pursuant to (or in reliance on the provisions of) said
Section 9.03(xii) at any time on or after the Fifth Amendment Effective Date and prior to the Revised Financial Covenants Compliance Date.

          7. Section 9.04(xv) of the Credit Agreement is hereby amended by deleting the figure "$25,000,000" appearing in said Section and inserting the text "$15,000,000 (or, at any time on or after the Revised Financial Covenants Compliance Date, $25,000,000)" in lieu thereof.

          8. Section 9.04(xviii) of the Credit Agreement is hereby amended by deleting the figure "$50,000,000" appearing in said Section and inserting the text "$7,000,000 (or, at any time on or after the Revised Financial Covenants Compliance Date, $50,000,000)" in lieu thereof.

          9. Notwithstanding anything to the contrary contained in Section 9.05(vii) of the Credit Agreement, neither Vertis nor any of its Subsidiaries shall make any Investment pursuant to (or in reliance on the provisions of) said
Section 9.05(vii) at any time on or after the Fifth Amendment Effective Date and prior to the Revised Financial Covenants Compliance Date, except that Vertis Direct Marketing Services (Leicester) Limited, a U.K. Subsidiary of Vertis, may contribute to a joint venture to be formed by it and one or more third-parties as a common equity capital contribution printing presses with a fair market value (as determined in good faith by senior management of Holdings) not to exceed $3,000,000 pursuant to (and in reliance on) said Section 9.05(vii).

          10. Notwithstanding anything to the contrary contained in Section 9.05(xxii) of the Credit Agreement, neither Vertis nor any of its Subsidiaries shall make any cash equity contributions pursuant to (or in reliance on the provisions of) said Section 9.05(xxii) at any time on or after the Fifth Amendment Effective Date and prior to the Revised Financial Covenants Compliance Date.

          11. Section 9.07(a) of the Credit Agreement is hereby amended by (i) inserting the text "December 31, 2001 $75,200,000" into the table appearing in said Section directly below the text "December 31, 2000 $125,000,000" appearing in said table and (ii) deleting the figure "$100,000,000" appearing in the table in said Section opposite the text "Each fiscal year ended thereafter" and inserting the text "$50,000,000 (or, at any time on or after the Revised Financial Covenants Compliance Date, $100,000,000)" in lieu thereof.

          12. Notwithstanding anything to the contrary contained in Sections 9.07(b), (c), (f) and (g) of the Credit Agreement, neither Vertis nor any of its Subsidiaries shall make any

Capital Expenditures pursuant to (or in reliance on the provisions of) any of said Sections at any time on or after the Fifth Amendment Effective Date and prior to the Revised Financial Covenants Compliance Date.

          13. The Lenders hereby waive compliance by Holdings with Section 9.08 of the Credit Agreement for (and only for) the Test Period ending on the last day of the fiscal quarter of Holdings ended September 30, 2001.

          14. The Lenders hereby waive compliance by Holdings with Section 9.09 of the Credit Agreement at all times during (and only during) the period commencing on September 30, 2001 and ending on the Fifth Amendment Effective Date.

          15. Section 9.08 of the Credit Agreement is hereby amended by (i) deleting the ratio "1.65:1.00" appearing in the table in said Section opposite the fiscal quarter ending December 31, 2001 and inserting the ratio "1.50:1.00" in lieu thereof, (ii) deleting the ratio "1.80:1.00" appearing in the table in said Section opposite the fiscal quarter ending March 31, 2002 and inserting the ratio "1.50:1.00" in lieu thereof, (iii) deleting the ratio "1.80:1.00" appearing in the table in said Section opposite the fiscal quarter ending June 30, 2002 and inserting the ratio "1.55:1.00" in lieu thereof, (iv) deleting the ratio "1.80:1.00" appearing in the table in said Section opposite the fiscal quarter ending September 30, 2002 and inserting the ratio "1.60:1.00" in lieu thereof, and (v) deleting the ratio "1.80:1.00" appearing in the table in said Section opposite the fiscal quarter ending December 31, 2002 and inserting the ratio "1.60:1.00" in lieu thereof.

          16. Section 9.09 of the Credit Agreement is hereby amended by (i) deleting the ratio "6.00:1.00" appearing in the table in said Section opposite the fiscal quarter ending December 31, 2001 and inserting the ratio "6.50:1.00" in lieu thereof, (ii) deleting the ratio "5.25:1.00" appearing in the table in said Section opposite the fiscal quarter ending March 31, 2002 and inserting the ratio "6.50:1.00" in lieu thereof, (iii) deleting the ratio "5.25:1.00" appearing in the table in said Section opposite the fiscal quarter ending June 30, 2002 and inserting the ratio "6.35:1.00" in lieu thereof, (iv) deleting the ratio "5.25:1.00" appearing in the table in said Section opposite the fiscal quarter ending September 30, 2002 and inserting the ratio "6.25:1.00" in lieu thereof, and (v) deleting the ratio "5.25:1.00" appearing in the table in said Section opposite the fiscal quarter ending December 31, 2002 and inserting the ratio "6.15:1.00" in lieu thereof.

          17. The definition of "Applicable Margin" appearing in Section 11.01 of the Credit Agreement is hereby amended by (i) deleting the first sentence appearing in said definition in its entirety and inserting the following new text in lieu thereof:

          "Applicable Margin" shall mean (I) at all times on and after the Fifth Amendment Effective Date and prior to the Revised Financial Covenants Compliance Date, a percentage per annum equal to (i) in the case of Tranche A Term Loans and Revolving Loans maintained as (x) Base Rate Loans, 2.50% and (y) Euro Rate Loans, 3.50%, (ii) in the case of Swingline Loans maintained as (x) Base Rate Loans, 2.50% and (y) Euro Rate Loans, 4.50%,
     (iii) in the case of Tranche B Term Loans maintained as (x) Base Rate

     Loans, 3.25% and (y) Eurodollar Loans, 4.25% and (iv) in the case of any Commitment Commission, 0.500% and (II) at all times on and after the Revised Financial Covenants Compliance Date (but subject to any qualification for different rates pursuant to the immediately succeeding sentence) a percentage per annum equal to (i) in the case of Tranche A Term Loans and Revolving Loans maintained as (x) Base Rate Loans, 2.00% and (y) Euro Rate Loans, 3.00%, (ii) in the case of Swingline Loans maintained as
     (x) Base Rate Loans, 2.00% and (y) Euro Rate Loans, 4.00%, (iii) in the case of Tranche B Term Loans maintained as (x) Base Rate Loans, 2.75% and
     (y) Eurodollar Loans, 3.75% and (iv) in the case of any Commitment Commission, 0.500%.",


(ii) inserting the text "on or after the Revised Financial Covenants Compliance Date" immediately prior to the text "in accordance with the following sentence indicating an entitlement" appearing in the second sentence in said definition,
(iii) inserting the text "as calculated for purposes of the preceding sentence on and after the Revised Financial Covenants Compliance Date" immediately after the text "Leverage Ratio" in the first place such text appears in the second paragraph appearing in said definition, (iv) inserting the text "clause (II) of" immediately prior to the text "the first sentence of this definition" in each place such text appears in the second sentence of the second paragraph appearing in said definition, (v) inserting the text "on and after the Revised Financial Covenants Compliance Date" immediately prior to the text "during which there shall exist any Default" appearing in the last sentence of said definition and
(vi) inserting the following paragraph at the end of said definition:


          "It is understood and agreed that (i) the new "Applicable Margins" included in clause (I) of the first sentence of this definition pursuant to the Fifth Amendment shall be effective for all purposes of this Agreement on and after the Fifth Amendment Effective Date and prior to the Revised Financial Covenants Compliance Date and shall not be effective for periods prior to the Fifth Amendment Effective Date and (ii) the definition of Revised Financial Covenants Compliance Date appearing above in this definition may be amended as provided in the definition thereof.".

          18.  The definition of "Available Basket Amount" appearing in Section
11.01 of the Credit Agreement is hereby amended by inserting the following new sentence at the end of said definition:

     "Notwithstanding anything to the contrary contained above in this definition, in the case of any determination of the Available Basket Amount at any time on and after the Fifth Amendment Effective Date and prior to the Revised Financial Covenants Compliance Date, the term "Available Basket Amount" shall mean an amount equal to the remainder of (x) $3,000,000 MINUS
     (y) fair market value (as determined in good faith by senior management of Holdings) of all Investments made in reliance on the exception described in
     Section 10 of the Fifth Amendment."

          19.  The definition of "Consolidated EBITDA" appearing in Section
11.01 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (viii) appearing in the first sentence of said definition and inserting a comma in lieu thereof, and (ii) inserting the following text immediately after clause (ix) appearing in the first sentence of said definition:

     "and (x) for any Test Period which includes any portion of the period from April 1, 2001 to and including June 30, 2002, to the extent deducted in any determination of Consolidated EBITDA (directly or through reductions to Consolidated Net Income), severance costs, lease buy-out costs and certain one-time restructuring costs not reported as such in accordance with GAAP (such as retention bonuses and employee relocation costs) incurred (on an accrual basis) by Holdings and its Subsidiaries on or after April 1, 2001 and on or prior to June 30, 2002, so long as (x) the aggregate amount of all such costs so incurred and added to Consolidated EBITDA pursuant to this clause (x) after the Fifth Amendment Effective Date does not exceed $25,000,000 and (y) Holdings has at all times complied with the requirements of clause (z) of Section 8.01(f), requiring Holdings to certify as to the amount and type of such costs so incurred in any fiscal quarter of Holdings included in such Test Period and added back to Consolidated EBITDA for such Test Period".

          20. Section 11.01 of the Credit Agreement is hereby further amended by inserting the following new definitions in appropriate alphabetical order in said Section:

          "Fifth Amendment Effective Date" shall have the meaning provided in the Fifth Amendment.

          "Fifth Amendment" shall mean the Fifth Amendment and Waiver to this Agreement, dated as of November 26, 2001.

          "Revised Financial Covenants Compliance Date" shall mean the earlier to occur of (i) the date of the first delivery by Holdings of a compliance certificate pursuant to (and in accordance with the requirements of)
     Section 8.01(f) in respect of any fiscal quarter or fiscal year of Holdings ending on or after the fiscal year of Holdings ended December 31, 2002, demonstrating, INTER ALIA, compliance with the financial covenants contained in Sections 9.08 and 9.09 as at the end of the relevant fiscal quarter or fiscal year, as the case may be, and (ii) the first date occurring after December 31, 2002 on which the chief financial officer of Holdings shall have delivered to the Lenders a compliance certificate to the effect that, to the best of such officer's knowledge, Holdings is in compliance with the financial covenants contained in Sections 9.08 and 9.09 as at the end of the relevant fiscal quarter or fiscal year, as the case may be, then last ended, together with calculations (in reasonable detail) required to establish such compliance, it being understood and agreed that this definition (as used anywhere in this Agreement) may be amended by the Required Lenders with the consent of each Credit Agreement Party.

II.  MISCELLANEOUS PROVISIONS.

          1. In order to induce the Lenders to enter into this Amendment, each Credit Agreement Party hereby represents and warrants that:

          (a) no Default or Event of Default exists as of the Fifth Amendment Effective Date, both immediately before and immediately after giving effect to this Amendment; and

          (b) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Fifth Amendment Effective Date both immediately before and immediately after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Fifth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

          2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Holdings and the Administrative Agent.

          4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          5. This Amendment shall become effective on the date (the "Fifth Amendment Effective Date") when (i) each Credit Agreement Party and the Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office and (ii) the Lenders shall have received an amendment to the Mezzanine Subordinated Debt Agreement executed by Holdings and the Requisite Noteholders under, and as defined in, the Mezzanine Subordinated Debt Agreement, which amendment shall modify the cash-pay interest provisions thereunder on terms satisfactory to the Required Lenders and otherwise be in form and substance satisfactory to the Required Lenders.

          6. From and after the Fifth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

          7. The Borrowers hereby covenant and agree (on a joint and several basis) that, so long as the Fifth Amendment Effective Date occurs, they shall pay (in U.S. Dollars) to each Lender which executes and delivers to the Administrative Agent (or its designee) a counterpart hereof by the later to occur of (x) the close of business on the Fifth Amendment Effective Date or (y) 5:00 p.m. (New York City time) on November 28, 2001 (such later date, the "Outside Date"), a non-refundable cash fee (the "Amendment Fee") in an amount equal to 37.5 basis points (0.375%) of an amount equal to the sum of (i) the aggregate principal amount of all Term Loans made by such Lender and outstanding on the Fifth Amendment Effective Date PLUS (ii) the Revolving Loan Commitment of such Lender as in effect on the Fifth Amendment Effective Date, which Amendment Fee shall not be subject to counterclaim or set-off, or be otherwise affected by, any claim or dispute relating to any other matter and shall be paid by the Borrowers to the Administrative Agent for distribution to the Lenders not later than the second Business Day following the Outside Date.

          8. This Amendment supersedes the Waiver to Credit Agreement, dated as of September 20, 2001, among the Borrowers, the Joint Lead Arrangers, the Administrative Agent and various Lenders party thereto, to the extent any provision hereof is inconsistent with any provision thereof.

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                  VERTIS HOLDINGS, INC. (f/k/a Big Flower
                                      Holdings, Inc.), as a Guarantor


                                  By  /s/ Dean D. Durbin
                                      ------------------------------------
                                      Name:  Dean D. Durbin
                                      Title: Chief Financial Officer


                                  VERTIS, INC. (f/k/a Big Flower Press
                                      Holdings,    Inc.), as a Borrower and a
                                      Guarantor


                                  By  /s/ Dean D. Durbin
                                      ------------------------------------
                                  Name:      Dean D. Durbin
                                      Title: Chief Financial Officer


                                  VERTIS LIMITED (f/k/a Big Flower Limited)
                                      as a Borrower


                                  By  /s/ Dean D. Durbin
                                      ------------------------------------
                                  Name:      Dean D. Durbin
                                      Title: Chief Financial Officer


                                  FUSION PREMEDIA GROUP LIMITED (f/k/a
                                      Troypeak Limited), as a Borrower


                                  By  /s/ Dean D. Durbin
                                      ------------------------------------
                                      Name:  Dean D. Durbin
                                      Title: Chief Financial Officer


                                  PISMO LIMITED,  as a Borrower


                                  By  /s/ Dean D. Durbin
                                      ------------------------------------
                                      Name:  Dean D. Durbin
                                      Title: Chief Financial Officer

                                  VERTIS DIRECT RESPONSE LIMITED (f/k/a
                                      Colorgraphic Direct Response Limited),
                                      as a Borrower


                                  By  /s/ Dean D. Durbin
                                      ------------------------------------
                                      Name:  Dean D. Durbin
                                      Title: Chief Financial Officer


                                  THE ADMAGIC GROUP LIMITED, as a
                                      Borrower


                                  By  /s/ Dean D. Durbin
                                      ------------------------------------
                                      Name:  Dean D. Durbin
                                      Title: Chief Financial Officer


                                  VERTIS DIRECT MARKETING SERVICES
                                      (CROYDON) LIMITED (f/k/a Olwen Direct
                                      Mail Limited)


                                  By  /s/ Dean D. Durbin
                                      ------------------------------------
                                      Name:  Dean D. Durbin
                                      Title: Chief Financial Officer

                                  VERTIS DIGITAL SERVICES LIMITED (f/k/a
                                      Big Flower Digital Services Limited)


                                  By  /s/ Dean D. Durbin
                                      ------------------------------------
                                      Name:  Dean D. Durbin
                                      Title: Chief Financial Officer

                                  JP  MORGAN CHASE BANK (f/k/a The Chase
                                      Manhattan Bank), Individually, and as
                                      Administrative Agent


                                  By  /s/ Robert T. Sacks
                                      ------------------------------------
                                      Name:  Robert T. Sacks
                                      Title: Managing Director


                                  BANKERS TRUST COMPANY, Individually,
                                      and as Syndication Agent


                                  By  /s/ Susan Lefevre
                                      ------------------------------------
                                      Name:  Susan LeFevre
                                      Title: Director


                                  BANK OF AMERICA, N.A. Individually, and
                                      as Documentation Agent


                                  By  /s/ S. Paul Tedasani, III
                                      ------------------------------------
                                      Name:  S. Paul Tedasani, III
                                      Title: Managing Director


                                  ADDISON CDO, LIMITED


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  AMARA-I FINANCE, LTD.


                                  By: INVESCO Senior Secured Management, Inc.
                                      as Subadviser


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:

                                  ARCHIMEDES FUNDING II, LTD.


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  ATHENA CDO, LIMITED


                                  By: Pacific Investment Management
                                      Company,
                                      as its Investment Advisor


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  AVALON CAPITAL LTD.


                                  By: INVESCO Senior Secured Management,
                                      Inc., as ortfolio Advisor


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  AVALON CAPITAL LTD. II


                                  By: INVESCO Senior Secured Management,
                                      Inc., as Portfolio Advisor


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  FLEET NATIONAL BANK


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:

                                  BEFORD CDO, LIMITED


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  BLUE SQUARE FUNDING LTD., SERIES 3


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  BOEING CAPITAL CORPORATION


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  CAPTIVA III FINANCE LTD., as advised by
                                      Pacific Investment Management Company


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  CAPTIVA IV FINANCE LTD., as advised by
                                      Pacific Investment Management Company


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:

                                  CATALINA CDO LTD.


                                  By: Pacific Investment Management Company,
                                      as its Investment Advisor


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  THE CIT GROUP/EQUIPMENT
                                      FINANCING, INC.


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  CREDIT AGRICOLE INDOSUEZ


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  CYPRESSTREE SENIOR FLOATING RATE FUND


                                  By: CypressTree Investment Management
                                      Company, Inc. as Portfolio Manager


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:

                                  CYPRESTREE INVESTMENT FUND, LLC


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  THE DAI-ICHI KANGYO BANK, LIMITED


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  DELANO COMPANY


                                  By: Pacific Investment Management Company,
                                      as its Investment Advisor


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  ELF FUNDING TRUST I


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  EMERALD ORCHARD LIMITED


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:

                                  FIRST UNION NATIONAL BANK N.C.


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  FLOATING RATE PORTFOLIO


                                  BY: INVESCO Senior Secured Management,
                                      Inc. as Attorney in Fact


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  FRANKLIN FLOATING RATE TRUST


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  GENERAL ELECTRIC CAPITAL CORP.


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:

                                  GLENEAGLES TRADING LLC


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  HIGHLAND LEGACY LIMITED


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  JISSEKIKUN FUNDING, LTD.


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  KZH CYPRESSTREE-1 LLC


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  KZH LANGDALE LLC


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  KZH HIGHLAND-2 LLC


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:

                                  LONGHORN CDO (Cayman) LTD.


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  MAPLEWOODS (CAYMAN) LIMITED


                                  By: MASSACHUSETTS MUTUAL LIFE
                                       INSURANCE COMPANY, AS
                                       INVESTMENT MANAGER

                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  MASSACHUSETTS MUTUAL LIFE
                                    INSURANCE COMPANY


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  MASSMUTUAL HIGH YIELD PARTNERS II,
                                    LLC


                                  By: HYP Management, Inc.


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  MERRILL LYNCH SENIOR FLOATING
                                    RATE FUND, INC.


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:

                                  MASTER SENIOR FLOATING RATE
                                    TRUST, INC.


                                  By: Merrill Lynch Asset Management, L.P.,
                                      as Investment Advisor


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  MERRILL LYNCH PRIME RATE
                                    PORTFOLIO


                                  By: Merrill Lynch Asset Management, L.P.,
                                      as Investment Advisor


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  METROPOLITAN LIFE INSURANCE COMPANY


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  ML CLO XX PILGRIM AMERICA
                                    (CAYMAN)


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  MORGAN STANLEY DEAN WITTER
                                    PRIME INCOME TRUST

                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  NATEXIS BANQUE POPULAIRES


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  NEMEAN CLO, LTD.


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  NORTH AMERICAN SENIOR FLOATING
                                    RATE FUND


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  OAK HILL SECURITIES FUND, L.P.


                                  By: OAK HILL SECURITIES GENPAR, L.P.,
                                      ITS GENERAL PARTNER
                                  By: OAK HILL SECURITIES MGP, INC.,
                                      ITS GENERAL PARTNER


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  OAK HILL SECURITIES FUND II, L.P.


                                  By: OAK HILL SECURITIES GENPAR II, L.P.,
                                      ITS GENERAL PARTNER

                                  By: OAK HILL SECURITIES MGP II, INC., ITS
                                      GENERAL PARTNER

                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  OASIS COLLATERALIZED HIGH INCOME
                                    PORTFOLIO-1, LTD.


                                  By: INVESCO Senior Secured Management,
                                      Inc. as Subadviser


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  ORIX USA CORPORATION


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  PILGRIM PRIME RATE TRUST


                                  By: Pilgrim Investments, Inc.,
                                      as its investment manager


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:

                                  PAMCO CAYMAN LTD.


                                  By: Highland Capital Management, L.P. as
                                      Collateral Manager


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  PILGRIM AMERICA HIGH INCOME
                                    INVESTMENTS LTD.

                                  By: Pilgrim Investments, Inc.
                                      as its investment manager


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  PILGRIM CLO 1999-1 LTD.


                                  By: Pilgrim Investments, Inc.
                                      as its investment manager


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  PROMETHEUS INVESTMENT FUNDING I
                                    LTD


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:

                                  PUTNAM DIVERSIFIED INCOME TRUST


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  PUTNAM HIGH YIELD ADVANTAGE FUND


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  PUTNAM HIGH YIELD MANAGED TRUST


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  PUTNAM HIGH YIELD TRUST


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  PUTNAM HIGH YIELD TRUST II


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  PUTNAM MASTER INCOME TRUST


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:

                                  PUTNAM MASTERINTERMEDIATE INCOME TRUST


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  PUTNAM PREMIER INCOME TRUST


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  PUTNAM STRATEGIC INCOME FUND


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  PUTNAM VT DIVERSIFIED INCOME FUND


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  PUTNAM VARIABLE TRUST HIGH YIELD
                                    FUND


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:

                                  ROYALTON COMPANY


                                  By: Pacific Investment Management Company,
                                      as its Investment Advisor


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  SEQUILS - PILGRIM I, LTD.


                                  By: Pilgrim Investments, Inc.
                                      as its investment manager


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  SIMSBURY CLO, LIMITED


                                  By: MASSACHUSETTS MUTUAL LIFE INSURANCE
                                      COMPANY, AS COLLATERAL MANAGER


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  SRV HIGHLANDS, INC.


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  TEXTRON FINANCIAL CORPORATION


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:

                                  TORONTO DOMINION (NEW YORK), INC


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  TRAVELERS SERIES FUND-PUTNAM DIV.


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  TRITON CDO IV LIMITED

                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  VAN KAMPEN PRIME RATE INCOME TRUST


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  VAN KAMPEN SENIOR FLOATING RATE FUND


                                  By
                                     -------------------------------------
                                      Name:
                                      Title:


                                  VAN KAMPEN SENIOR INCOME TRUST


                                  By
                                     -------------------------------------
                                      Name:
                                      Title: